PNC BANK, NATIONAL ASSOCIATION 1600 Market Street Philadelphia, PA 19103 November 10, 2025 AmeriGas Propane, L.P. 500 North Gulph Road King of Prussia, PA 19406 Attention: Treasurer Email: [*****] and [*****] with a copy to: Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178-0060 Attention: Patricia F. Brennan Email: [*****] Re: Third Amendment to Revolving Credit and Security Agreement. Ladies & Gentlemen: Reference is made to that certain Revolving Credit and Security Agreement, dated as of August 2, 2024 (as has been and may hereafter be amended, modified and supplemented prior to the date hereof, the “Credit Agreement”), by and among AMERIGAS PROPANE, L.P., a Delaware limited partnership (“Borrower”, and together with the other borrowers from time to time party thereto, collectively, the “Borrowers”), the other Loan Parties from time to time party thereto, PNC BANK, NATIONAL ASSOCIATION (“PNC”), in its capacity as agent for the Lenders (in such capacity, together with its successors and assigns, the “Agent”), the Lenders party thereto from time to time, PNC Capital Markets LLC (“PNCDCM”), in its capacity as a Joint Lead Arranger, and Regions Capital Markets, a division of Regions Bank (“RCM”), in its capacity as Joint Lead Arranger. Capitalized terms used, but not defined, herein shall have the respective meanings set forth in the Credit Agreement. 1. Amendments to the Credit Agreement. Upon the Effective Date (as defined below), the parties hereto hereby agree that the Credit Agreement is amended as follows: a. Revised Definitions. The definition of “Fixed Charge Coverage Ratio” contained in Section 1.2 of the Credit Agreement is hereby amended and restated in its entirety as follows: “Fixed Charge Coverage Ratio” shall mean, with respect to any Person for any period of determination, the ratio of (a) the result of (i) EBITDA for such Person for such period, minus (ii) Unfunded Capital Expenditures made by such Person during such period, Exhibit 10.1 CERTAIN INFORMATION IDENTIFIED BY BRACKETED ASTERISKS ([*****]) HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND INCLUDES PERSONALLY IDENTIFIABLE INFORMATION.

minus (iii) distributions (including Tax Distributions) and dividends made by such Person during such period (excluding (w) any distributions or dividends made pursuant to Section 7.7(d) to the extent such distributions and dividends have been deducted in calculating net income for such period, (x) the dividends and distributions made in May 2024 in the approximate amount of $264,000,000, (y) any dividends or distributions made pursuant to Section 7.7(f) during the fiscal year ending September 30, 2026 in an aggregate amount not to exceed $200,000,000 (such amount, the “2026 Senior Note FCCR Exclusion Amount”), and (z) any dividends or distributions made pursuant to Section 7.7(f) during the fiscal year ending September 30, 2027 in an aggregate amount not to exceed the sum of (i) $100,000,000, plus (ii) an amount equal to the 2026 Senior Note FCCR Exclusion Amount less the amount of dividends and distributions actually made pursuant to Section 7.7(f) during the fiscal year ending September 30, 2026), minus (iv) cash taxes paid or required to be paid by such Person during such period to (b) all Debt Payments made or required to be made by such Person during such period. b. Dividends and Distributions. The “and” at the end of Section 7.7(d) shall be deleted; the “.” at the end of clause (e) shall be deleted; and a new Section 7.7(f) shall be added to the Credit Agreement in its entirety as follows: and; (f) any Loan Party may make dividends and distributions to MLP solely to the extent the proceeds of such dividends and distributions are contemporaneously used by MLP to make payments with respect to (A) the Senior Note or (B) other Indebtedness for borrowed money of MLP reasonably satisfactory to Agent in its Permitted Discretion (to the extent such payments permanently reduce such Indebtedness for borrowed money) and, in each case, to the extent that at the time of, and after giving pro forma effect thereto, the following conditions are satisfied: (i) no Event of Default shall have occurred and be continuing or would result from the making thereof after giving pro forma effect thereto, (ii) both immediately before and after giving effect to the making thereof, Undrawn Availability (calculated to reflect any Qualified Cash included in the Formula Amount being used first to make such dividend and distribution) shall not be less than the greater of (x) twenty percent (20%) of the Line Cap and (y) fifteen percent (15%) of the Maximum Revolving Advance Amount, (iii) AmeriGas and its Subsidiaries on a Consolidated Basis shall have a Fixed Charge Coverage Ratio of not less than 1.10 to 1.00 for the trailing four (4) fiscal quarter period ended as of the last day of the most recent fiscal quarter for which financial statements shall have been delivered in to Agent in accordance with Section 9.7 or 9.8 hereof, calculated on a pro forma basis after giving effect to such dividends and distributions as if such dividends and distributions were made on the last day of such trailing four (4) fiscal quarter period, (iv) Agent shall have received prior written notice of such dividends and distributions (and the amounts thereof and the corresponding application thereof to the Senior Notes or other Indebtedness for borrowed money) from the Loan Parties no later than two (2) Business Days prior to the making thereof, and (v) Agent shall have received a Borrowing Base Certificate as of the date immediately preceding the making of the applicable dividend and distribution, calculated with a dollar for dollar reduction to Qualified Cash in an amount equal to the amount of the applicable dividend or distribution.

c. Notice. Section 16.6(C) of the Credit Agreement is hereby amended and restated in its entirety as follows: If to Borrowing Agent or any Loan Party: AmeriGas Propane, L.P. 500 North Gulph Road King of Prussia, PA 19406 Attention: Treasurer Telephone No.: (610) 337-1000 Fax No.: (610) 992-3259 E-mail: [*****] and [*****] with a copy to (which shall not constitute notice): Morgan, Lewis & Bockius LLP 101 Park Avenue New York, NY 10178-0060 Attention: Patricia F. Brennan Telephone No.: (212) 309-6814 Fax No.: (212) 309-6001 E-mail: [*****] 2. Effectiveness of this Letter Amendment. This Letter Amendment shall become effective upon the satisfaction, as determined by Agent, of the following conditions (the “Effective Date”): a. Letter Amendment. Agent shall have received, in form and substance satisfactory to Agent, this Letter Amendment duly executed and delivered by the Lenders, Agent and Borrower. b. Fee Letter. Agent shall have received, in form and substance satisfactory to Agent, a Fee Letter dated as of the date hereof (the “Third Amendment Fee Letter”), duly executed by Borrower and Agent. c. Fees and Expenses. Lenders shall have received all fees due and owing pursuant to the Third Amendment Fee Letter and reimbursement of all costs and expenses (including attorneys’ fees of Agent) incurred which are payable or reimbursable under the Credit Agreement, the Third Amendment Fee Letter or any Other Document. d. Representations and Warranties. Each of the representations and warranties made by or on behalf of any Loan Party in or pursuant to this Letter Amendment, and each of the representations and warranties in the Credit Agreement shall be true and correct in all material respects (except to the extent already qualified by materiality, in which case true and correct in all respects) on and as of such date as if made on and as of such date (except to the extent any such representation or warranty expressly relates only to any earlier and/or specified date)).

The Loan Parties hereby confirm and ratify in all respects the Credit Agreement and the Other Documents and the Obligations outstanding thereunder, and acknowledge that the Credit Agreement and Other Documents shall continue in full force and effect as therein written except as set forth herein and that no claims, counterclaims, offsets or defenses arising out of or with respect to the Obligations exist under the Credit Agreement or the Other Documents. Each Loan Party represents and warrants that (a) it has full power, authority and legal right to enter into this Letter Amendment, (b) this Letter Amendment has been duly executed and delivered by each Loan Party, and this Letter Amendment constitutes the legal, valid and binding obligation of such Loan Party enforceable in accordance with their terms, except as such enforceability may be limited by any applicable Insolvency Laws, (c) the execution, delivery and performance of this Letter Amendment is within such Loan Party’s corporate or company powers, as applicable, and has been duly authorized by all necessary corporate or company action, as applicable. The terms and conditions of this Letter Amendment shall be governed by the laws of the State of New York. This Letter Amendment may be executed in any number of and by different parties hereto on separate counterparts, all of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto. [signatures appear on following page]

Signature Page to Letter Amendment (AmeriGas) IN WITNESS WHEREOF, the parties hereto have executed this Letter Amendment as of the day and year first above written. BORROWERS: AMERIGAS PROPANE, L.P. By: AmeriGas Propane GP, LLC, its general partner By:___________________________ Name: Title: VP & Treasurer Jason Rich